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                                                               EXHIBIT 10.49.01


                    FIRST AMENDMENT TO SIDE LETTER AGREEMENT

         THIS FIRST AMENDMENT TO SIDE LETTER AGREEMENT (the "Amendment") dated the 6th day of November, 2000, by and among eUNIVERSE, INC., a Nevada corporation ("eUniverse"), TAKE-TWO INTERACTIVE SOFTWARE, INC., a Delaware corporation ("T2") and BRAD D GREENSPAN, an individual residing in Los Angeles, California ("Greenspan").

                                    RECITALS:

         1. eUniverse, T2 and Greenspan have executed that certain Side Letter Agreement dated October 30, 2000 (the "Agreement"); and

         2. The parties desire to amend the Agreement as set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the covenants and agreements contained in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENT TO AGREEMENT. The Agreement is hereby amended by extending the Closing date in the first sentence of the first paragraph of Section 5 (General Provisions) from November 6, 2000 to November 13, 2000. For the avoidance of doubt, the parties hereto hereby extend the Closing date to on or before, but to no later than, November 13, 2000, and confirm that the Closing of the Agreement is contingent upon the consummation of the Closing of that certain Letter Agreement dated October 30, 2000 by and among eUniverse, T2 and Charles Beilman by no later than November 13, 2000.

2. MISCELLANEOUS.

         A. All capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

         B. Except as otherwise provided herein, the terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by their respective authorized representatives the day and year first above written.


TAKE-TWO INTERACTIVE SOFTWARE, INC.


By: /s/ Ryan A. Brant
   -----------------------------------           /s/ Brad D. Greenspan
Name: Ryan A. Brant                              -------------------------------
Its:  Chief Executive Officer                    Brad D. Greenspan


eUNIVERSE, INC.

By: /s/ Brett Brewer
   -----------------------------------
Name: Brett Brewer
Its:  Co-President